Cash, Cash Equivalents and Restricted Cash	6 Months Ended
Jun. 30, 2025
Cash and Cash Equivalents [Abstract]
Cash, Cash Equivalents and Restricted Cash
14. Cash, Cash Equivalents and Restricted Cash
The following table shows the breakdown of cash, cash equivalents and restricted cash as of June 30, 2025 and December 31, 2024 :

	December 31, 2024	June 30, 2025
	(in thousands)
Cash and cash equivalents	$130,455	$237,833
Cash and cash equivalents held by VIE	366	307
Restricted cash	8,976	49,289
Total cash, cash equivalents and restricted cash	$139,797	$287,429
Amounts included in restricted cash represent cash in blocked deposit accounts that are required to be deposited in accordance with the terms of a number of the Company's secured term loans with banking institutions and funds held by our variable interest entity PT Navigator Khatulistiwa ("PTNK"). As a result of allegations relating to the mismanagement of crude oil and oil refinery products at Pertamina between 2018 and 2023 and the ongoing investigation by Indonesian authorities involving the alleged actions of Mr. Adrianto, who serves as a director of PTNK, with respect to Pertamina, approximately $40.2 million of cash owned by PTNK is currently recorded as restricted cash. Restricted cash is deemed not available for daily operational use.